EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Michael T. Chalifoux his attorney-in-fact to execute on his behalf, individually and in his capacity as an officer and director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 500,000 shares of CarMax Group Common Stock, and (ii) an equal number of rights to purchase preferred shares, Series F ("Rights") to be issued pursuant to the 1997 Circuit City Stores, Inc. Employee Stock Purchase Plan for CarMax Group Employees as Amended and Restated Effective March 1, 1999; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto such attorney full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 15th day of June, 1999.



                                                     /s/  Richard L. Sharp
                                                          Richard L. Sharp


                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 500,000 shares of CarMax Group Common Stock, and (ii) an equal number of rights to purchase preferred shares, Series F ("Rights") to be issued pursuant to the 1997 Circuit City Stores, Inc. Employee Stock Purchase Plan for CarMax Group Employees as Amended and Restated Effective March 1, 1999; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 15th day of June, 1999.



                                                     /s/  Alan L. Wurtzel
                                                          Alan L. Wurtzel


                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 500,000 shares of CarMax Group Common Stock, and (ii) an equal number of rights to purchase preferred shares, Series F ("Rights") to be issued pursuant to the 1997 Circuit City Stores, Inc. Employee Stock Purchase Plan for CarMax Group Employees as Amended and Restated Effective March 1, 1999; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 15th day of June, 1999.



                                                     /s/  Richard N. Cooper
                                                          Richard N. Cooper


                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 500,000 shares of CarMax Group Common Stock, and (ii) an equal number of rights to purchase preferred shares, Series F ("Rights") to be issued pursuant to the 1997 Circuit City Stores, Inc. Employee Stock Purchase Plan for CarMax Group Employees as Amended and Restated Effective March 1, 1999; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 15th day of June, 1999.



                                                     /s/  Barbara S. Feigin
                                                          Barbara S. Feigin


                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 500,000 shares of CarMax Group Common Stock, and (ii) an equal number of rights to purchase preferred shares, Series F ("Rights") to be issued pursuant to the 1997 Circuit City Stores, Inc. Employee Stock Purchase Plan for CarMax Group Employees as Amended and Restated Effective March 1, 1999; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 15th day of June, 1999.



                                                     /s/  James F. Hardymon
                                                          James F. Hardymon


                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 500,000 shares of CarMax Group Common Stock, and (ii) an equal number of rights to purchase preferred shares, Series F ("Rights") to be issued pursuant to the 1997 Circuit City Stores, Inc. Employee Stock Purchase Plan for CarMax Group Employees as Amended and Restated Effective March 1, 1999; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 15th day of June, 1999.



                                                     /s/  Robert S. Jepson, Jr.
                                                          Robert S. Jepson, Jr.


                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 500,000 shares of CarMax Group Common Stock, and (ii) an equal number of rights to purchase preferred shares, Series F ("Rights") to be issued pursuant to the 1997 Circuit City Stores, Inc. Employee Stock Purchase Plan for CarMax Group Employees as Amended and Restated Effective March 1, 1999; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 15th day of June, 1999.



                                                     /s/  Hugh G. Robinson
                                                          Hugh G. Robinson


                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 500,000 shares of CarMax Group Common Stock, and (ii) an equal number of rights to purchase preferred shares, Series F ("Rights") to be issued pursuant to the 1997 Circuit City Stores, Inc. Employee Stock Purchase Plan for CarMax Group Employees as Amended and Restated Effective March 1, 1999; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 15th day of June, 1999.



                                                     /s/  Walter J. Salmon
                                                          Walter J. Salmon


                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 500,000 shares of CarMax Group Common Stock, and (ii) an equal number of rights to purchase preferred shares, Series F ("Rights") to be issued pursuant to the 1997 Circuit City Stores, Inc. Employee Stock Purchase Plan for CarMax Group Employees as Amended and Restated Effective March 1, 1999; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 15th day of June, 1999.



                                                     /s/  Mikael Salovaara
                                                          Mikael Salovaara


                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 500,000 shares of CarMax Group Common Stock, and (ii) an equal number of rights to purchase preferred shares, Series F ("Rights") to be issued pursuant to the 1997 Circuit City Stores, Inc. Employee Stock Purchase Plan for CarMax Group Employees as Amended and Restated Effective March 1, 1999; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 15th day of June, 1999.



                                                     /s/  John W. Snow
                                                          John W. Snow


                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 500,000 shares of CarMax Group Common Stock, and (ii) an equal number of rights to purchase preferred shares, Series F ("Rights") to be issued pursuant to the 1997 Circuit City Stores, Inc. Employee Stock Purchase Plan for CarMax Group Employees as Amended and Restated Effective March 1, 1999; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 15th day of June, 1999.



                                                     /s/  Edward Villanueva
                                                          Edward Villanueva